UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23689

PUERTO RICO RESIDENTS BOND FUND I

(Exact name of registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean

Jesse C. Kean

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 781-5452

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2021- March 31, 2022

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Puerto Rico Residents Bond Fund I

2022 Semi-Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	19
Other Information	32
Statement Regarding Basis for Approval of Investment Advisory Contract	34

Beginning on January 1, 2023, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Puerto Rico Residents Bond Fund I	Portfolio Update

 March 31, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Bond Fund I (formerly known as the Puerto Rico Investors Bond Fund I and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on March 31, 2022.

During the reporting period, despite the COVID-19 pandemic, and the rapid spread of the Omicron variant, job gains were robust, and the unemployment rate declined. Nevertheless, supply bottlenecks related to the pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (“PCE”), increased to 6.6% as of March 31, 2022, reaching its highest level in four decades. Furthermore, in February 2022, geopolitical tensions intensified as Russia invaded Ukraine. Consequently, volatility increased, and U.S. equities fell as investors’ risk aversion increased while energy prices rose significantly, reinforcing fears of higher inflation.

At its November 2021 meeting, the Federal Reserve Open Market Committee (the “FOMC”) announced that it would begin reducing asset purchases by $15 billion a month from its current pace of $120 billion, starting in mid-November 2021, while it left the federal funds rate unchanged at the range of 0.00%-0.25%. Thereafter, at its December 2021 meeting, as inflationary pressures broadened, the FOMC decided to double the speed of the reduction in asset purchases to $30 billion per month and updated its economic projections estimating three 0.25% rate hikes during 2022. The FOMC then indicated in its January 2022 statement that it expected it would soon be appropriate to raise the target range for the federal funds rate as supply and demand imbalances contributed to higher levels of inflation. Finally, on March 16, 2022, the FOMC decided to raise the target range for the federal funds rate by 25bps, from 0.00%-0.25% to 0.25%-0.50% and updated its economic projections estimating six additional 0.25% rate hikes during 2022. Moreover, the Committee also announced that it expected to begin reducing its holdings of Treasury securities and agency debt and agency mortgage-backed securities at a coming meeting.

In anticipation of tighter monetary policy from the Federal Reserve, during the six-month reporting period, the U.S. Treasury curve flattened, as the 2-year U.S. Treasury yield increased by 206 bps, from 0.28% to 2.34% while the 30-year U.S. Treasury yield increased 40 bps, from 2.05% to 2.45%. In general, corporate, municipal, and high yield bonds underperformed U.S. Treasuries.

As of the date hereof, although overall U.S. economic activity edged down during the first quarter, household spending and business fixed investment remained strong, labor market conditions continued to improve, and inflation pressures continued to increase. The long-term implications of the war in Ukraine on the U.S. economy remain highly uncertain, but in the short-term, the conflict has generated additional upward pressure on inflation due to rising commodity prices and supply chain disruptions from the invasion. In addition, COVID-related lockdowns in China are likely to aggravate further supply chain disruptions. Accordingly, on May 4, 2022, the FOMC decided to raise the target range for the federal funds rate by 50bps, from 0.25%-0.50% to 0.75%-1.00% and anticipates that ongoing increases in the target range will be appropriate. The Committee also announced it had decided to begin reducing its holdings of Treasury securities and agency debt and agency mortgage-backed securities on June 1, 2022. As of April 30, 2022, the pricing in the Fed funds futures market reflected approximately ten 0.25% rate hikes, or 250 basis points, over the rest of the calendar year 2022.

Semi-Annual Report | March 31, 2022	1

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

With higher inflation, the beginning of a monetary policy tightening cycle, and the escalation of geopolitical risks, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico remain committed to seeking investment opportunities, within the allowed parameters, and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

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Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table portrays performance for the period from October 1, 2021, to March 31, 2022:

Six-Month Period
Based on market price	-17.46%
Based on NAV	- 7.60%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV") and market prices for the period from October 1, 2021 to March 31, 2022:

Dividend yield based on market at six-month period	4.05%
Dividend yield based on net asset value (“NAV”)	2.46%
NAV as of March 31, 2022	$3.66
Market Price as of March 31, 2022	$2.22
Premium (discount) to NAV	(39.3%)

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

Semi-Annual Report | March 31, 2022	3

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. In prior years, the Fund disclosed the yield based on the initial $10 offering price of January 19991. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of March 31, 2022

Asset Allocation, as a % of Total Portfolio

As of March 31, 2022, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange on February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), represent 33.6% of the Fund’s total investment portfolio. On net, COFINA bonds had negative performance (price change) during the reporting period as prices decreased markedly between January and March 2022, as investor risk sentiment deteriorated due to rising geopolitical tensions and markets adjusted their expectations for impending higher rates. For COFINA’s fiscal year 2021-2022, the bond debt service reserve was fully funded by October 2021.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 0.90%.

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Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

Furthermore, the Fund owns Mortgage-Backed Securities (“MBS”) that represent 8.8% of the total investment portfolio, consisting of pools of Puerto Rico mortgages issued and guaranteed by U. S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages. The valuation of the MBS decreased as a result of the increase in yields during the period.

U.S. holdings in the Fund’s investment portfolio, representing 56.1% of the total investment portfolio, consist primarily of U.S. Government Agency debentures, Federal Farm Credit Bank, and Federal Home Loan Bank bonds, and U.S. municipal bonds. On a net basis, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices decreased as yields increased across the curve.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the PROMESA and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico ("ERS," and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the "Oversight Board") and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund did not own any other bonds re-structured in the Plan of Adjustment.

The ultimate total recovery to be received by the Fund in settlement of the claims on the ERS Bonds of almost 14% (17% when considering the consummation costs) is a multiple of the less than 1% recovery proposed in the initial versions of the Plan of Adjustment. This represents a significant achievement that reflects the hard work and dedication undertaken by the Fund in defending the interests of shareholders.

The NAV of the Fund decreased $0.39 from $4.05 at the beginning of the period to $3.66 at the end of the six-month period. The indicated market price for shares of the Fund continued to reflect a discount to NAV, the discount increased to 39.3% as of March 31, 2022, compared to 32.1% as of September 30, 2021.

Semi-Annual Report | March 31, 2022	5

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the portfolio allocation using various metrics as of the end of the six-month period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

COFINA (P.R.)	33.6%
U.S. Agencies	55.0%
U.S. Municipal Bonds	1.1%
Other P.R. Municipal Bonds	0.6%
P.R. Tax Exempt Notes	0.9%
Mortgage-Backed Securities	8.8%
Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	43.9%
U.S.	56.1%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of March 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	64.7%
AA	1.1%
BBB	0.0%
Below BBB	0.0%
Not Rated	34.2%
Total	100.0%

The Not-Rated category is comprised 33.6% by the restructured COFINA bonds issued in 2019, and a minor (0.6%) position in a Puerto Rico Highway & Transportation Authority revenue bond and a Puerto Rico Industrial Development Company revenue bond which are in default. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2022 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates. As stated above, the TSO program was suspended in May 2021, pending registration to the 1940 Act.

As of March 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$16,420,000
Leverage Ratio	23.1%

Please refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Semi-Annual Report | March 31, 2022	7

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (71.40%)
US Government Sponsored Entities (71.40%)
$6,675,000	Federal Farm Credit Banks Funding Corp.	5.125%	11/28/22	$6,851,832
1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	1,809,220
23,040,000	Federal Home Loan Bank(a)	5.500%	07/15/36	30,077,772
				38,738,824

Total Government Bonds
(Cost $34,125,299)				38,738,824

Municipal Bonds (46.07%)
California (1.44%)
530,000	State of California, General Obligation Unlimited Bonds(b)	7.625%	03/01/40	780,168

Puerto Rico Government Instrumentalities Tax Exempt Notes (44.52%)
605,000	Puerto Rico Highway & Transportation Authority, Series K, Revenue Bonds(b)(c)	5.000%	07/01/30	363,000
85,000	Puerto Rico Industrial Development Co., Series 2003, Revenue Bonds(b)(c)(d)	0.000%	07/01/18	85,000
717,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.500%	07/01/34	749,407
363,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.550%	07/01/40	380,213
2,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.750%	07/01/53	2,803,396
8,159,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	5.000%	07/01/58	8,674,646
7,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)(d)	0.000%	07/01/46	2,344,526
7,429,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructures Series A-1, Revenue Bonds(b)(c)(d)	0.000%	07/01/51	1,644,638
3,702,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.329%	07/01/40	3,829,623

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (44.52%) (continued)
$110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.536%	07/01/53	$114,113
3,013,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.784%	07/01/58	3,167,643
				24,156,205
Puerto Rico Tax Exempt Notes (0.11%)(e)
27,848	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	30,528
4,839	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	4,914
11,237	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	12,174
14,258	Community Endowment, Inc - collateralized by GN514582	7.000%	08/15/29	14,420
				62,036
Total Municipal Bonds
(Cost $23,297,844)				24,998,409

Mortgage-Backed Securities (12.40%)
Puerto Rico GNMA Bonds(f) (9.25%)
325,768	GNMA Pool 528153	5.500%	04/15/34	345,897
48,791	GNMA Pool 495082	6.000%	10/15/29	49,622
62,940	GNMA Pool 515517	6.500%	11/15/30	64,005
43,281	GNMA Pool 529775	6.500%	01/15/31	43,838
171,869	GNMA Pool 529936	6.500%	07/15/31	176,693
211,826	GNMA Pool 529937	6.500%	07/15/31	219,852
96,840	GNMA Pool 529933	6.500%	07/15/31	99,586
273,339	GNMA Pool 568320	6.500%	01/15/32	284,429
444,869	GNMA Pool 554086	6.500%	01/15/32	471,104
201,064	GNMA Pool 568337	6.500%	08/15/32	206,954
79,185	GNMA Pool 420135	7.000%	06/15/26	78,716
82,099	GNMA Pool 437566	7.000%	08/15/26	83,985
116,414	GNMA Pool 437598	7.000%	10/15/26	115,409
84,653	GNMA Pool 448422	7.000%	02/15/27	85,051
43,655	GNMA Pool 449304	7.000%	04/15/27	43,819
57,746	GNMA Pool 449306	7.000%	05/15/27	57,794
69,341	GNMA Pool 449307	7.000%	06/15/27	70,004
106,273	GNMA Pool 449320	7.000%	06/15/27	105,287
148,279	GNMA Pool 449322	7.000%	07/15/27	149,020
34,692	GNMA Pool 470956	7.000%	12/15/28	35,065
56,980	GNMA Pool 494961	7.000%	01/15/29	58,591
28,491	GNMA Pool 494960	7.000%	01/15/29	28,591
33,538	GNMA Pool 487379	7.000%	01/15/29	33,872

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	9

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico GNMA Bonds(f) (9.25%) (continued)
$18,140	GNMA Pool 494963	7.000%	02/15/29	$18,205
20,733	GNMA Pool 494964	7.000%	02/15/29	20,807
18,390	GNMA Pool 500593	7.000%	02/15/29	18,455
48,870	GNMA Pool 487411	7.000%	02/15/29	50,145
47,702	GNMA Pool 487410	7.000%	02/15/29	48,891
24,642	GNMA Pool 494985	7.000%	02/15/29	24,730
32,948	GNMA Pool 494983	7.000%	02/15/29	33,261
27,916	GNMA Pool 487434	7.000%	03/15/29	27,934
68,716	GNMA Pool 494990	7.000%	03/15/29	70,844
29,365	GNMA Pool 494989	7.000%	03/15/29	29,469
80,781	GNMA Pool 494988	7.000%	03/15/29	83,603
40,599	GNMA Pool 494986	7.000%	03/15/29	41,170
26,434	GNMA Pool 494982	7.000%	03/15/29	26,528
28,976	GNMA Pool 495016	7.000%	04/15/29	29,079
55,170	GNMA Pool 495027	7.000%	04/15/29	56,405
21,028	GNMA Pool 495020	7.000%	04/15/29	21,103
79,170	GNMA Pool 487505	7.000%	05/15/29	83,648
40,857	GNMA Pool 487491	7.000%	05/15/29	41,443
85,090	GNMA Pool 487503	7.000%	05/15/29	89,769
39,047	GNMA Pool 487559	7.000%	07/15/29	39,559
61,605	GNMA Pool 487557	7.000%	07/15/29	63,434
26,596	GNMA Pool 508624	7.000%	07/15/29	26,691
33,680	GNMA Pool 508631	7.000%	07/15/29	34,182
28,092	GNMA Pool 508630	7.000%	07/15/29	28,192
30,915	GNMA Pool 508642	7.000%	08/15/29	31,140
26,265	GNMA Pool 514581	7.000%	08/15/29	26,359
74,009	GNMA Pool 514604	7.000%	09/15/29	75,977
24,573	GNMA Pool 514603	7.000%	09/15/29	24,661
56,698	GNMA Pool 401471	7.500%	12/15/24	58,049
68,985	GNMA Pool 425498	7.500%	12/15/24	70,633
44,944	GNMA Pool 425497	7.500%	01/15/25	46,147
37,097	GNMA Pool 397416	7.500%	05/15/25	37,136
39,244	GNMA Pool 397428	7.500%	07/15/25	39,692
69,614	GNMA Pool 407856	7.500%	08/15/25	71,091
40,676	GNMA Pool 411897	7.500%	09/15/25	40,786
84,811	GNMA Pool 417909	7.500%	09/15/25	86,506
32,161	GNMA Pool 407874	7.500%	11/15/25	32,159
46,138	GNMA Pool 425505	7.500%	11/15/25	47,031
47,469	GNMA Pool 425508	7.500%	11/15/25	48,396
47,141	GNMA Pool 417928	7.500%	12/15/25	47,171
33,579	GNMA Pool 437629	7.500%	01/15/27	33,613
109,719	GNMA Pool 437628	7.500%	02/15/27	112,342
70,526	GNMA Pool 449324	7.500%	07/15/27	71,475
25,909	GNMA Pool 470963	7.500%	10/15/28	26,011
40,715	GNMA Pool 494992	7.500%	02/15/29	41,357

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico GNMA Bonds(f) (9.25%) (continued)
$36,154	GNMA Pool 509243	7.500%	10/15/29	$36,621
				5,019,084

Puerto Rico Freddie Mac Bonds(g) (0.41%)
169,096	FGLMC Pool A50498	6.000%	07/01/36	180,888
39,010	FGLMC Pool C32273	7.000%	10/01/29	39,497
				220,385

Puerto Rico Fannie Mae Bonds(h) (2.42%)
709,857	FNMA Pool 849999	5.000%	01/01/36	773,811
46,401	FNMA Pool 445589	6.500%	12/01/28	49,812
12,252	FNMA Pool 441414	7.000%	09/01/28	12,288
2,204	FNMA Pool 445573	7.000%	10/01/28	2,209
10,147	FNMA Pool 445580	7.000%	11/01/28	10,176
5,411	FNMA Pool 445590	7.000%	12/01/28	5,553
26,986	FNMA Pool 445598	7.000%	01/01/29	27,066
65,028	FNMA Pool 488054	7.000%	03/01/29	66,870
112,853	FNMA Pool 488057	7.000%	03/01/29	119,330
96,482	FNMA Pool 488064	7.000%	03/01/29	101,902
51,574	FNMA Pool 573429	7.000%	03/01/31	54,801
47,863	FNMA Pool 483685	7.500%	12/01/28	49,133
22,767	FNMA Pool 488060	7.500%	03/01/29	22,843
18,237	FNMA Pool 504170	8.000%	09/01/29	18,305
				1,314,099

Taxable Mortgage-Backed Securities (0.32%)
227,819	Conventional Mortgage Obligation(i)	6.690%	04/01/34	171,616

Total Mortgage-Backed Securities
(Cost $6,560,872)				6,725,184

Total Investments (129.87%)
(Cost $63,984,015)				$70,462,417

Liabilities in Excess of Other Assets (-29.87%)				(16,206,205)
NET ASSETS (100.00%)				$54,256,212

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.

(c)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	11

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2022 (Unaudited)

(e)	Community Endowment - These obligations are collateralized by Mortgage-Backed Securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(h)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(i)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	0.42%	03/08/2022	04/06/2022	$6,152,000
JP Morgan	0.37%	03/23/2022	04/20/2022	8,881,000
South Street Securities	0.57%	03/24/2022	04/07/2022	1,387,000
				$16,420,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Statement of Assets and Liabilities

March 31, 2022 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $15,357,228)	$17,075,402
Other securities, at fair value (cost $48,626,787)	53,387,015
$70,462,417
Cash and cash equivalents	63,436
Interest receivable	658,052
Prepaid and other assets	26,653
Total Assets	71,210,558

LIABILITIES:
Securities sold under reverse repurchase agreements (cost $16,420,000)	16,420,000
Interest payable	2,720
Dividends payable	216,206
Payable to Adviser	15,585
Payable to fund accounting and administration	25,421
Payable to Transfer agency	5,233
Payable to Directors	4,488
Payable for Custodian fees	799
Payable for Audit fees	227,423
Other payables	36,471
Total Liabilities	16,954,346
Net Assets	$54,256,212

NET ASSETS CONSIST OF:
Paid-in capital – 14,828,920 units of fractional undivided interest outstanding	$186,825,988
Accumulated deficit	(132,569,776)
Net Assets	$54,256,212

PRICING OF SHARES:
Net Assets	$54,256,212
Common units outstanding	14,828,920
Net asset value per share	$3.66

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	13

Puerto Rico Residents Bond Fund I	Statement of Operations

For the six months ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Interest	$2,222,876
Total Investment Income	2,222,876

EXPENSES:
Investment Adviser fee	230,748
Accounting and Administration fees	70,241
Compliance expense	3,218
Transfer agent expenses	4,233
Interest expense	18,629
Audit expenses	144,250
Legal expenses	12,740
Director expenses	13,392
Printing expenses	3,121
Insurance fee	53,311
Other expenses	12,333
Total expenses before waiver	566,216
Less fees waived by investment adviser	(134,603)
Total Expenses	431,613
Net Investment Income	1,791,263

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	(4,951,020)
Net realized gain	(4,951,020)
Net change in unrealized appreciation/depreciation on:
Investments	(1,333,102)
Net change in unrealized appreciation/depreciation	(1,333,102)
Net Realized and Unrealized Loss on Investments	(6,284,122)
Net Decrease in Net Assets Resulting from Operations	$(4,492,859)

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022	For the Year Ended September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,791,263	$2,278,014
Net realized loss on investments	(4,951,020)	(97,134)
Net change in unrealized depreciation	(1,333,102)	(979,203)
Net increase/(decrease) in net assets resulting from operations	(4,492,859)	1,201,677

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(1,297,390)	(2,594,362)
Net decrease in net assets from dividends	(1,297,390)	(2,594,362)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	8,536	8,702
Net increase in net assets from capital share transactions	8,536	8,702

Net Decrease in Net Assets	(5,781,713)	(1,383,983)

NET ASSETS:
Beginning of period	60,037,925	61,421,908
End of period	$54,256,212	$60,037,925

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	15

Puerto Rico Residents Bond Fund I	Statement of Cash Flows

For the six months ended March 31, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(4,492,859)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	883,595
Amortization of premium and accretion of discount on investments, net	(579,825)
Net realized (gain)/loss on:
Investments	4,951,020
Net change in unrealized appreciation/depreciation on:
Investments	1,333,102
(Increase)/Decrease in assets:
Interest receivable	4,401
Prepaid and other assets	53,312
Increase/(Decrease) in liabilities:
Payable for interest expense	2,177
Payable to Transfer agency	4,233
Payable to Adviser	2,727
Payable to fund accounting and administration fees	8,788
Payable for distributions to shareholders	(13)
Payable to Directors and Officers	(3,489)
Payable for Audit fees	140,157
Payable for Custodian fees	(304)
Other payables	(129,273)
Net cash provided by operating activities	$2,177,749

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(144,759,297)
Securities sold under reverse repurchase agreements	143,637,297
Dividends paid to common shareholders - net of dividends reinvested	(1,288,854)
Net cash used in financing activities	$(2,410,854)

Net decrease in cash and cash equivalents	$(233,105)
Cash and cash equivalents, beginning of period	$296,541
Cash and cash equivalents, end of period	$63,436

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$16,452

NON-CASH ACTIVITIES:
Reinvestment of dividends	$8,536

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Financial Highlights

For a share outstanding during the period presented

	For the Six Months Ended March 31, 2022 (Unaudited)
Net asset value - beginning of period	$4.05
Income/(loss) from investment operations:
Net investment income(a)	0.12
Net realized and unrealized loss	(0.42)
Total loss from investment operations	(0.30)
Less distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)
Net decrease in net asset value	(0.39)
Net asset value - end of period	$3.66
Market value per share - end of period(b)	$2.22
Total Return - Net Asset Value(c)	(7.60	%)(d)
Total Return - Market Price(e)	(17.46	%)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$54,256
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	1.69	%(h)
Ratio of net expenses to average net assets(g)(i)	1.23	%(h)
Ratio of gross operating expenses to average net assets(j)	1.63	%(h)
Interest and leverage related expenses to average net assets	0.06	%(h)
Ratio of net investment income to average net assets(i)	5.17	%(h)
Portfolio turnover rate	0	%(d)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	17

Puerto Rico Residents Bond Fund I	Financial Highlights

For a share outstanding during the period presented

(a)	Based on weekly average outstanding common shares of 14,827,841 for the period ended March 31, 2022.

(b)	End of period market value are provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan

(d)	Not annualized.

(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.

(f)	Based on average net assets attributable to common shares of $58,754,471 for the period ended March 31, 2022.

(g)	Expenses include both operating and interest and leverage related expenses.

(h)	Annualized.

(i)	The effect of the expenses waived for the period ended March 31, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.46%.

(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Bond Fund I (formerly known as Puerto Rico Investors Bond Fund I and hereinafter referred to as the "Fund"), an investment trust organized under the laws of the commonwealth of Puerto Rico, is a non-diversified closed-end management investment company, registered under the Puerto Rico Investment Companies Act of 1954, as amended. The fund was created pursuant to an agreement and deed of trust entered into by and between Popular Securities, LLC and UBS Financial Services Incorporated of Puerto Rico as settlers, and their affiliates, Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico, as trustees (the "Trustees").

The Fund’s investment objective is to achieve a high level of tax-advantaged current income consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering. The Fund was required to change its corporate name and is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The new name of the Fund is Puerto Rico Residents Bond Fund I.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2022, cash and cash equivalents consisted of a time deposit open account amounting to $63,436 with JPMorgan Chase Bank N.A., which is an affiliated entity.

Semi-Annual Report | March 31, 2022	19

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico (“P.R.”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and medium-term notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank N.A (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the period ended March 31, 2022.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the period ended March 31, 2022, the Fund increased interest income in the amount of $0 related to net realized gain on mortgage backed securities’ pay downs (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Semi-Annual Report | March 31, 2022	21

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of P.R., a division of UBS Trust Company of Puerto Rico, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value (“NAV”) of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Semi-Annual Report | March 31, 2022	23

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$38,738,824	$–	$38,738,824
Municipal Bonds	–	24,998,409	–	24,998,409
Mortgage-Backed Securities	–	6,553,568	171,616	6,725,184
Total	$–	$70,290,801	$171,616	$70,462,417

*	Refer to the Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2022:

	Mortgage-Backed Securities	Total
Balance as of September 30, 2021	$186,424	$186,424
Accrued Discount/Premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(1,800)	(1,800)
Purchases	–	–
Proceeds from Sales, Maturities, and Paydowns	(13,008)	(13,008)
Balance as of March 31, 2022	$171,616	$171,616
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2022	$(1,800)	$(1,800)

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the "Investment Advisers"), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.60% of the Fund’s average weekly gross assets, as defined in the agreement. For the period October 1, 2021 to March 31, 2022, the gross investment advisory fees amounted to $230,748, of which $15,585 remain payable at year-end. Total waived fees amounted to $134,603 for a net fee of $96,145. There will be no recoupment of these waived fees.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, and investor accounting services to the Fund. For the period ended March 31, 2022, the administrative fees and transfer agent fees amounted to $70,241 and $4,233, respectively.

JPMorgan Chase Bank, N.A has been retained to provide custody services to the Fund. Prior to November 2021, Banco Popular also provided custody services to the Fund. For the period ended March 31, 2022, the custody fee amounted to $0.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the period October 1, 2021 to March 31, 2022, the compensation expense for the six independent directors of the Fund was $13,392, of which $4,488 remain payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Incorporated of Puerto Rico (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the period were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Reverse Repurchase Agreements	%
UBS Puerto Rico	$–	–%	$–	–%	$–	–%
Unaffiliated	–	–%	–	–%	143,637,297	100%
Total	$–	–%	$–	–%	$143,637,297	100%

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period October 1, 2021 to March 31, 2022 and year ended September 30, 2021 were as follows:

	For the Six Months Ended March 31, 2022	For the Year Ended September 30, 2021
Common shares outstanding - beginning of period	14,826,818	14,824,701
Common shares issued as reinvestment of dividends	2,102	2,117
Common shares outstanding - end of period	14,828,920	14,826,818

Semi-Annual Report | March 31, 2022	25

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from sales, maturities/calls and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the period October 1, 2021 to March 31, 2022 were $0 and $826,595, respectively.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the period	0.41%
Maximum aggregate balance outstanding at any time during the period	$18,015,000
Average balance outstanding during the period	$17,412,715
Average interest rate during the period	0.21%

At March 31, 2022, interest rates on reverse repurchase agreements ranged from 0.42% to 0.57% with maturities up to April 20, 2022. Some of the outstanding agreements to repurchase as of period-end may be called by the counterparty before its maturity date.

At March 31, 2022, investment securities with fair values amounting to $17,075,402 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $2,720 at March 31, 2022.

At March 31, 2022, the total value of securities sold to under reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$16,420,000	100%
Total	$16,420,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $16,420,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under reverse repurchase agreements are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at March 31, 2022.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At March 31, 2022, the Fund had investments with an aggregate market value of $24,218,241 which were issued by entities located in the commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the P.R. Government. Also, at March 31, 2022, the Fund had investments with market values of $5,019,184, $220,385, $1,314,099, and $171,616, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

The Fund under normal circumstances invests, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

Semi-Annual Report | March 31, 2022	27

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$1,980,563
Reclassification of realized gain (loss) on securities’ paydowns	–
Distributable net investment income for tax purposes	$1,980,563

Net realized loss on investments	$(5,140,320)
Reclassification of realized gain (loss) on securities’ paydowns	–
Net realized loss on investments, for tax purposes	$(5,140,320)

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$63,984,015
Gross appreciation	6,724,291
Gross depreciation	(245,889)
Net appreciation/(depreciation)	$6,478,402

For the period October 1, 2021 to March 31, 2022 the Fund distributed $1,297,390 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at March 31, 2022 were as follows:

Undistributed net investment income, beginning of the period	$2,048,895
Distributable net investment income for the period	1,980,563
Dividends	(1,297,390)
Undistributed net investment income, end of the period	$2,732,068

Accumulated net realized loss on investments, beginning of the period	$(136,639,926)
Net realized loss on investments for the period	(5,140,320)
Accumulated net realized loss on investments, end of the period	$(141,780,246)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Semi-Annual Report | March 31, 2022	29

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2022 (Unaudited)

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in numerous illnesses and deaths. It has also severely impacted global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

NOTE 13. SUBSEQUENT EVENTS

On April 28, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.01458 per common share, totaling $216,260 which was paid on May 10, 2022 to common shareholders of record as of April 29, 2022.

The Fund has performed an evaluation of events occurring subsequent to March 31, 2022 through May 31, 2022, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Semi-Annual Report | March 31, 2022	31

Puerto Rico Residents Bond Fund I	Other Information

March 31, 2022 (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended September 30, 2020 and September 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended September 30, 2020 and September 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ending September 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended September 30, 2020 and September 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended September 30, 2020 and September 30, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending September 30, 2021. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

Shareholder Meeting

The overall management of the business and affairs of the Fund will be vested with Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico (formerly known as PaineWebber Trust Company of Puerto Rico), as co-trustees of the Fund (the “Trustees”), and the Fund’s Board of Directors. The members of the Board of Directors were appointed by the Trustees and UBS Financial Services Inc. (formerly knows as PaineWebber Incorporated of Puerto Rico) and Popular Securities, LLC, in their capacities as co-settlors of the Fund. The Fund does not hold annual meetings of its holders (the “Unitholders”) of units of beneficial interests (the “Units”) for the purpose of electing members of the Board of Directors. The Fund will hold an annual meeting if requested to do so, in writing, by the holders of at least 10% of the Fund’s issued and outstanding Units or if other conditions are met. The Fund will assist in Unitholder communication for this purpose.

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Puerto Rico Residents Bond Fund I	Other Information

March 31, 2022 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended July 31 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Semi-Annual Report | March 31, 2022	33

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2022 (Unaudited)

The Board of Directors (the “Board”) of the Puerto Rico Residents Bond Fund I (the “Fund”) met on May 12, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement by and among the Fund and the Investment Advisers. At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2022 (Unaudited)

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Semi-Annual Report | March 31, 2022	35

Puerto Rico Residents Bond Fund I	Statement Regarding Basis for Approval of Investment Advisory Contract

March 31, 2022 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

36	(787) 751-5452 | www.ubs.com | www.popular.com

INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
San Juan, Puerto Rico 00918	Director

ADMINISTRATOR	Carlos J. Nido
Director
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000	Jorge I. Vallejo
Denver, CO 80203	Director

TRANSFER AGENT	Luis M. Pellot
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services	Leslie Highley, Jr.
209 Muñoz Rivera Avenue	Co-President
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918	Javier Rubio
Co-President
CUSTODIAN
José González
JPMorgan Chase	Treasurer
1111 Polaris Parkway
Columbus, OH 43240	Luis A. Avilés
Secretary
PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.

●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Incorporated of Puerto Rico or any of their affiliates.

●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended March 31, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Treasurer

Date:	June 3, 2022